POWERSHARES QQQ TRUST, SERIES 1
(formerly Nasdaq-100 Trust, Series 1)

SUPPLEMENT DATED MARCH 21, 2007 TO THE PROSPECTUS DATED JANUARY 31, 2007

Effective March 21, 2007, sponsorship of the Nasdaq-100 Trust, Series 1 (the “Trust”) was transferred to PowerShares Capital Management, LLC pursuant to a transaction agreement between PowerShares Capital Management, LLC and The Nasdaq Stock Market, Inc., the parent of the current sponsor, Nasdaq Global Funds, Inc. The transfer of sponsorship is not expected to affect the daily operations of the Trust. In connection with such transfer, all references to Nasdaq Global Funds, Inc. are replaced with references to PowerShares Capital Management, LLC, 301 West Roosevelt Road, Wheaton, Illinois 60187.

In connection with the transfer of sponsorship, PowerShares Capital Management, LLC entered into a new license agreement with The Nasdaq Stock Market, Inc. (the “License Agreement”). Under the License Agreement, the license fee payable by the Trust currently will be at an annual rate of 0.09% of the Trust’s net assets. The license fee, under no circumstances, will exceed 0.09% of the Trust’s net assets, but may be lower in the future based on the Trust’s net asset value and, after March 21, 2008, based on the performance of the Nasdaq-100 Index®. PowerShares Capital Management, LLC, as sponsor of the Trust, has continued to undertake, until PowerShares Capital Management, LLC determines otherwise, that the ordinary operating expenses of the Trust will not exceed 0.20% per annum of the daily net asset value of the Trust, and PowerShares Capital Management, LLC will reimburse the Trust for expenses incurred by the Trust in excess of such amount.

In addition, effective upon transfer of the sponsorship, the name of the Trust has been changed to PowerShares QQQ Trust, Series 1. All references to Nasdaq-100 Trust, Series 1 are hereby replaced with PowerShares QQQ Trust, Series 1.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NYA 827329.2